Exhibit 10(gg)

Promissory Note

$41,590,533.00	July 19, 2019

FOR VALUE RECEIVED, MURANO AT THREE OAKS ASSOCIATES, LLC, a Florida limited liability company (the “Borrower”), with an address at 703 Waterford Way, Suite 800, Miami, Florida 33126, promises to pay to the order of PNC Bank, National Association (together with its successors and assigns, the “Lender”), in lawful money of the United States of America in immediately available funds at the Lender’s offices located at 2255 Glades Road, Suite 140W, Boca Raton, Florida 33431, or at such other location as the Lender may designate from time to time, the principal sum of FORTY-ONE MILLION FIVE HUNDRED NINETY THOUSAND FIVE HUNDRED THIRTY-THREE AND 00/100 DOLLARS ($41,590,533.00), or so much thereof as shall have been advanced under that certain Construction and Mini Perm Loan Agreement (as amended, modified, replaced, restated or supplemented from time to time, the “Loan Agreement”) dated as of even date herewith, between the Borrower and the Lender, together with interest accruing from the date of initial advance on the outstanding principal balance hereof, as provided below and in the Loan Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

1.       Payment; Rate of Interest.  Borrower shall pay principal and interest on the outstanding principal amount of advances evidenced hereby at the rates specified and subject to the terms and conditions set forth in Article 3 of, and as otherwise provided in, the Loan Agreement.

2.       Expiration Date.  The entire outstanding principal amount hereof, together with all unpaid interest at the aforesaid rates, shall be due and payable on the earlier of the Expiration Date or the date upon which the Loan is accelerated pursuant to this Note and the Loan Agreement.

3.       Prepayment. The Borrower shall have the right to prepay any amount hereunder, in whole or in part, only in accordance with the terms set forth in Article 3 of the Loan Agreement. All partial prepayments shall be applied in the manner set forth in Sections 3.9 and 3.10 of the Loan Agreement. Any prepayments made by the Borrower shall not be available for reborrowing.

4.       Usury.  Notwithstanding any provision of this Note to the contrary, it is the intent of the Borrower and the Lender that the Lender shall not at any time be entitled to receive, collect or apply, and the Borrower and the Lender shall not be deemed to have contracted for, as interest on the principal indebtedness evidenced hereby, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and in the event the Lender ever receives, collects or applies as interest any such excess, such excess shall be deemed partial payment of the principal indebtedness evidenced hereby, and if such principal shall be paid in full, any such excess shall forthwith be paid to the Borrower.

5.       Other Loan Documents. This Note is secured, inter alia, by that certain Mortgage, Security Agreement and Fixture Filing of even date herewith from the Borrower in favor of the Lender, covering certain property more particularly described therein. This Note is referred to in, and is entitled to the benefits of, the Loan Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests and liens contained or granted therein. The Loan Agreement, among other things, provides for the making of the Loan by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also provides for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

6.       Notices.  All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be given in accordance with the notice provisions of the Loan Agreement.

7.       Preservation of Rights.  No course of dealing and no delay or failure of the Lender or any holder hereof in exercising any right, power, remedy or privilege under this Note or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Lender or any holder hereof under this Note and any other Loan Document are cumulative and not exclusive of any rights or remedies which they would otherwise have. The Borrower and all other makers and endorsers of this Note, regardless of the time, order or place of signing, consent to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges, renewals or releases of collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

8.       Severability.  The provisions of this Note are intended to be severable. If any provision of this Note shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

9.       Changes in Writing.  No modification, amendment or waiver of, or consent to any departure by the Borrower from, any provision of this Note will be effective unless made in a writing signed by the Lender and Borrower, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower will entitle the Borrower to any other or further notice or demand in the same, similar or other circumstance, except to the extent specifically provided in the Loan Documents.

10.    Successors and Assigns.  This Note will be binding upon and inure to the benefit of the Borrower and the Lender and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Borrower may not assign this Note in whole or in part, and the Lender at any time may assign this Note in whole or in part. All references herein to the “Borrower” and the “Lender” shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns.

11.    Governing Law and Jurisdiction.

(a)       GOVERNING LAW. THIS NOTE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

(b)       JURISDICTION. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, CONTRACT, TORT OR OTHERWISE, AGAINST THE LENDER ANY RELATED PARTY OF THE FOREGOING, IN ANY WAY RELATING TO ANY LOAN DOCUMENT OR TRANSACTIONS RELATED TO ANY LOAN DOCUMENT, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF FLORIDA SITTING IN LEE COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE MIDDLE DISTRICT OF FLORIDA, AND ANY APPELLATE COURT FROM ANY THEREOF, AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FLORIDA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING IS CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c)       WAIVER OF VENUE. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 11. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)       SERVICE OF PROCESS. THE BORROWER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.6 OF THE LOAN AGREEMENT. NOTHING IN THIS NOTE WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

12.    Miscellaneous.  If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. Time is of the essence for this Note.

13.    WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER BY ACCEPTANCE HEREOF IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

14.    Florida Documentary Stamp Tax. Florida documentary stamp tax in the amount required by law has been paid with respect to this Note and the Mortgage given to secure this Note and being recorded upon execution this Note.

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[SIGNATURE PAGE 1 OF 1 – PROMISSORY NOTE]

The Borrower acknowledges that it has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

BORROWER:

MURANO AT THREE OAKS ASSOCIATES, LLC, a Florida liability company

By: COURTELIS MURANO TOP ASSOCIATES, LLC, a Florida limited liability company, its Sole Manager

By: NEWCASTER DEVCORP, INC., a Florida corporation, its Manager

By:	/S/ Elias Vassilaros
Name: Elias Vassilaros
Title: Executive Vice President

ACKNOWLEDGEMENT

STATE OF __________________     )

   ) ss.:

COUNTY OF ________________     )

The foregoing instrument was acknowledged before me this 19th day of July, 2019, by Elias Vassilaros, as Executive Vice President of NEWCASTER DEVCORP, INC., a Florida corporation, the Manager of COURTELIS MURANO TOP ASSOCIATES, LLC, a Florida limited liability company, the Sole Manager of MURANO AT THREE OAKS ASSOCIATES, LLC, a Florida limited liability company, who is personally known to me or who has produced a driver’s license as identification.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:

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